UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

Ritchie Bros. Auctioneers Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154

(Address of principal executive offices) (Zip Code)

(708) 492-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Ritchie Bros. Auctioneers Incorporated 2023 Share Incentive Plan

As described in Item 5.07 below, on May 8, 2023, Ritchie Bros. Auctioneers Incorporated (the “Company”) held its annual and special meeting of shareholders (the “Meeting”). The Ritchie Bros. Auctioneers Incorporated 2023 Share Incentive Plan (the “2023 Plan”) was adopted by the Board of Directors of the Company (the “Board”) on April 3, 2023, subject to the approval of the Company’s shareholders. At the Meeting, the Company’s shareholders approved the 2023 Plan.

The principal terms of the 2023 Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2023 (the “Proxy Statement”) under the caption “Proposal Four: Approval of the Share Incentive Plan – Summary of the 2023 Plan”, which description is incorporated herein by reference. This summary of the 2023 Plan is qualified in its entirety by reference to the full text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this description by reference.

Approval of the Ritchie Bros. Auctioneers Incorporated 2023 Employee Stock Purchase Plan

The Ritchie Bros. Auctioneers Incorporated 2023 Employee Stock Purchase Plan (the “ESPP”) was adopted by the Board on April 3, 2023, subject to the approval of the Company’s shareholders. At the Meeting, the Company’s shareholders approved the ESPP.

The principal terms of the ESPP are described in the Proxy Statement under the caption “Proposal Five: Approval of the Employee Stock Purchase Plan – Material Terms of the ESPP”, which description is incorporated herein by reference. This summary of the ESPP is qualified in its entirety by reference to the full text of the ESPP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this description by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2023, the Company held its 2023 annual and special meeting of shareholders. Proxies with respect to the matters voted upon at the Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. All of the resolutions put forward at the Meeting were approved. The final voting results of the Meeting are set out below:

(1)	Election of Directors. The Company’s shareholders elected the following 12 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:
Nominee	For	Against	Broker Non-Votes
Erik Olsson	138,236,041	13,196,152	5,879,582
Ann Fandozzi	148,314,288	3,117,904	5,879,582
Brian Bales	149,171,974	2,260,218	5,879,582
William Breslin	148,435,088	2,997,104	5,879,582
Adam DeWitt	145,260,573	6,171,619	5,879,582
Robert G. Elton	143,652,516	7,779,676	5,879,582
Lisa Hook	136,285,494	15,146,698	5,879,582
Timothy O’Day	148,950,838	2,481,354	5,879,582
Sarah Raiss	133,246,957	18,185,236	5,879,582
Michael Sieger	147,836,691	3,595,501	5,879,582
Jeffrey C. Smith	148,653,187	2,779,005	5,879,582
Carol M. Stephenson	141,744,317	9,687,876	5,879,582

(2)	Appointment of Ernst & Young LLP. The Company’s shareholders approved the appointment of Ernst & Young LLP (United States) as the Company’s independent registered public accounting firm until the next annual meeting of the Company and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Meeting with respect to the appointment of Ernst & Young LLP:

For	Withheld	Abstain	Broker Non-Votes
156,296,561	487,201	528,013	-

(3)	Advisory Vote on Executive Compensation. The Company’s shareholders approved the non-binding advisory resolution, commonly known as a “Say on Pay” proposal, regarding the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the Meeting with respect to the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
130,778,421	20,066,068	587,704	5,879,582

(4)	Approval of the 2023 Plan. The Company’s shareholders approved the 2023 Plan. The following table sets forth the vote of the shareholders at the Meeting with respect to approval of the 2023 Plan:

For	Against	Abstain	Broker Non-Votes
138,582,558	12,263,976	585,659	5,879,582

(5)	Approval of the ESPP. The Company’s shareholders approved the ESPP. The following table sets forth the vote of the shareholders at the Meeting with respect to approval of the ESPP:

For	Against	Abstain	Broker Non-Votes
148,778,932	2,114,905	538,356	5,879,582

(6)	Approval of the Amendment of the Company’s Articles to Effect Name Change. The Company’s shareholders approved a special resolution authorizing the Company to amend its articles to change its corporate name from “Ritchie Bros. Auctioneers Incorporated” to “RB Global, Inc.” or such other name as is acceptable to the Company and applicable regulatory authorities. The following table sets forth the vote of the shareholders at the Meeting with respect to the special resolution:

For	Against	Abstain	Broker Non-Votes
156,316,720	451,987	543,068	-

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	Ritchie Bros. Auctioneers Incorporated 2023 Share Incentive Plan.
10.2	Ritchie Bros. Auctioneers Incorporated 2023 Employee Stock Purchase Plan.
104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ritchie Bros. Auctioneers Incorporated

Date: May 10, 2023	By:	/s/ Ryan Welsh
Ryan Welsh
Vice President Legal & Corporate Secretary